Exhibit 99.1

Exhibit 99.1 Investor Presentation 53,000 employees, 200 offices, 75 countries, 1 global platform March 2014

Who we are JLL is a leading provider of real estate services and investment management, creating value for corporations and investors across the globe Our Differentiators Growth-oriented, globally integrated firm Advisor and service provider Local, regional and global market execution Corporate outsourcing partner Premier global real estate investment (LaSalle) Operational excellence Productivity focus Broad research capabilities Strategic data & IT investments Financial strength Investment grade balance sheet Strong cash generator Disciplined acquirer Long-term value creation Market share expansion Margin focused Premium brand Diverse Revenue Sources Asia Pacific LaSalle 21% 6% EMEA 28% 45% Americas 2013 Fee Revenue = $4.0B 2

How we got here—premier brand and global platform 1760 1783 1968 1997 1999 2008 2011 2013 Jones Lang Wootton founded LaSalle Partners founded LaSalle Partners public offering initial LaSalle merge Partners to create and Jones Jones Lang Lang Wootton LaSalle Integrated global platform (NYSE ticker “JLL”) Jones Lang The LaSalle Staubach combine Company operations and Largest merger in JLL history transforms U.S. local markets position King Sturge (est. 1760) and Jones Lang LaSalle merge EMEA operations Enhances strength and depth of service capabilities in the UK and EMEA 13% compound annual revenue growth rate since 1999 merger thru 2013 3

What we have accomplished


Fee Revenue
~4x
$942
$4,027
2003
2013


Adjusted Operating Income
~7x
$59
$389
2003
2013


Market Cap
~8x
$685
$5,482
2003
Current

- ✓ Long history of profitable revenue growth
  - 10-year compound annual revenue growth = 16%; Organic = 12% and M&A = 4%
  - 50+ mergers and acquisitions since 2003
- ✓ Post-Great Recession success from adapting to market cycles and capturing market share
- ✓ Investment-grade financial strength maintained for future growth
- ✓ Experienced executive leadership creates value for clients and shareholders
  - Six-member Global Executive Board with combined 90-year tenure
  - 300+ International Directors drive growth and provide deep leadership bench

Note: All amounts in $ millions. 2003 market cap based on peak share price in the year; Current market cap based on March 2014 share price

JLL
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Investment thesis Growth Focused Long-term revenue growth Market share gains Margin accretion Core Businesses Market-leading Leasing & Capital Markets positions Corporate Solutions LaSalle Investment Management Global Brand Superior client relationships Collaborative, experienced and deep leadership bench Highest ethical standards and commitment to diversity Productivity Opportunities Infrastructure leverage Occupancy IT investments Investment-Grade Balance Sheet Strong cash flow & low leverage Disciplined capital allocations Dividend payout Increased Profitability & Cash Flow for Growth Capitalize on Opportunities Growth Protect Balance SheetDrive Shareholder Value 5

Our global strategy for continued success JLL Actions Balance top-line growth, platform investments and productivity to maximize profit Leverage global positions to grow market share and invest strategically as industry consolidates Increase productivity and manage costs to improve margins Maintain financial strength and flexibility to respond to opportunities and challenges Strategy 2020 Pursue business and operational strategies to sustain long-term performance Work streams developed to accelerate G5 strategies G5: Global Growth Drivers Build our local and regional Markets business Capture the leading share of global capital flows for investment sales Strengthen our winning positions in Corporate Solutions Grow LaSalle Investment Management’s leadership position G1 G2 G5 CONNECTIONS: Differentiate and Sustain G3 G4 6

Full-Year Leasing & Capital Markets market volumes 2014 Improved Leasing Volume Anticipated Gross Absorption Leasing FY 2013 v. FY 2012: Actual FY 2014 v. FY 2013: Forecast Americas (U.S. only) 7% 5-10% EMEA (Europe only) -4% 5-10% Asia Pacific (select markets) -12% 5-10% Total 1% 5-10% 2014 Investment Volume Growth Expected Market Volumes FY 2013 v. FY 2012: Actual FY 2014 v. FY 2013: Forecast Capital Markets Americas 18% ~ 20% EMEA 21% ~ 10% Asia Pacific 29% ~ 10% Total 21% ~ 15% 7

G1—Scale and leadership in local markets Competitive Advantages Leasing: Proven market share growth Transformative Staubach merger in 2008 Compound annual growth rate since 2007: Consolidated = 15% and Americas = 25% including Property Australia, Management: China, Scale Germany, in key UK, markets U.S. Successful Project & Development Tetris business Services: model expanding into new markets iDesk: Leverage JLL’s global platform to across deliver markets consistent services to our clients JLL Leasing Revenue ($ in millions) Asia Pacific EMEA Americas Consolidated CAGR 15% $1,330Americas $1,278$1,188 $179 $198 $1,000 $192 $272 $250 $159 $781 $236 $753 Americas $108 $203 CAGR $593 $133 25% $173 $125 $247 $830 $879 $227 $760 $638 $373 $500 $241 2007 2008 * 2009 2010 2011** 2012 2013 *July 2008: Staubach Company acquired, annual revenue = $375 million **May 2011: King Sturge acquired, annual revenue = $260 million 8

G2 - Global outsourcing propels Corporate Solutions

Competitive Advantages

- Transformative outsourcing & workplace optimization
- Integrated expertise across services & geographies to capitalize on market trends
- Scalable global position leveraging our local market execution
- Long-term contracts driving annuity revenue
- Win rate ~60%

JLL's World-class Capabilities


Scalable platform
Transaction management
Project & development services
Lease administration
Facility management
Energy & sustainability
International desk
Corporate capital markets
Strategic consulting
Single point of accountability
Integrated Service

2013 JLL Client Wins

Large Corporations			Middle Market
Wins	Expansions	Renewals	Wins
43	18	17	59

JLL
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G3 – Capturing market share in growing global capital flows Competitive Advantages Strong market positions Significant investment to grow US platform capabilities King Sturge expanded UK and EMEA opportunity Increased Asia Pacific transparency driving increasing International cross Capital -border Group opportunities capturing Dominant global Hotels & Hospitality brand JLL Capital Markets Revenue ($ in millions) Asia Pacific EMEA Americas $708 $557 $158 $513 $460 $104 $109 $317 $95 $306 $333 $339 $60 $203 $235 $81 $229 $196 $58 $141 $107 $217 $136 $169 $114 $84 $61 $38 * 2007 2008 2009 2010 2011 ** 2012 2013 **May 2011: King Sturge acquired, annual revenue = $260 million 10

G4 - Performance drives LaSalle Investment Management

Competitive Advantages

Proven performance history with long-standing client relationships

Diversified global platform

Consistent client services delivery model

Financial backing of well-capitalized parent company

Successful capital raise; $7 billion committed in 2013

2006 to 2013 Advisory Fees ($ millions)

Building Advisory Fees in

Global Financial Stabilized

Healthy Markets

Crisis Advisory

Fees $300

$278 $245

$242 $238

$245

$200

$228

$223

$178

$100

$0

2006 2007 2008 2009 2010 2011 2012 2013

Assets Under Management ($ billions)

Separate Accounts Fund Management Public Securities Total 2013 AUM

$23.5 $ 13.7 $ 10.4 $47.6

Note: AUM data reported on a one-quarter lag.

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G5—Differentiated & sustainable business lines; delivering integrated services globally 2013 Fee Revenue = $4.0B Property & Facility Mgmt. LaSalle Inv. Mgmt. 24% 6% Advisory & Other 10% Project & Development 9% Services 18% 33% Capital Markets Leasing Global Diversification1 Americas (45%) EMEA (32%) Americas Other 3% Other Europe United States 9% 42% 4% Germany 5% France 14% 3% Other Asia United Kingdom 6% 3% 2% Australia 6% 3% Singapore Greater Japan India China (incl. Hong Asia Pacific (23%) Kong) (1) Gross revenue 12

Consolidated earnings scorecard

2013

Fee Adjusted Adjusted Adjusted Adjusted

Revenue Net Income EPS Op. Income EBITDA

$4.0B $285M $6.32 $389M / 9.7% $498M / 12.4%

Gross revenue : $4.5B US GAAP: $270M US GAAP: $5.98 Op. Income: $369M / 9.2% EBITDA: $480M / 11.9%

2012

$3.6B $245M $5.48 $340M / 9.3% $437M / 12.0%

Gross revenue: $3.9B US GAAP: $208M US GAAP: $4.63 $289M / 8.0% $392M / 10.8%

FY 2013 Performance

• Full-year fee revenue up 12% from 2012

• Growth led by Capital Markets & Hotels, up 40%, and Property & Facility Management, up 14% on a fee revenue basis

• Adjusted EBITDA margin calculated on a fee revenue basis of 12.4%, up from 12.0% in 2012

• Adjusted operating income margin calculated on a fee revenue basis of 9.7%, up from 9.3% in 2012

• Successful capital raise by LaSalle Investment Management; $7 billion committed in 2013

2013 Revenue Contribution

Asia Pacific

LaSalle

EMEA

Americas

21% 6%

28% 45%

Notes: (1) 2013 and 2012 adjusted for restructuring and intangible amortization. Margin is calculated on a fee revenue basis.

(2) Percentage growth reflective of change in local currency.

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Strong balance sheet position

2013 Highlights

- **Investment grade balance sheet; Baa2 / BBB- *(Stable)***
  - Low debt cost: FY 2013 net interest expense of $34.7m down from $35.2m
  - Renewed bank credit facility in October; increased size to $1.2 billion with initial pricing at LIBOR + 1.25%, maturity extended to October 2018
  - Diversified, long-term debt maturities in 2018 (credit facility) and 2022 (bonds)
- **Continued healthy net debt reduction**
  - Reduced net debt by $101 million compared with a year ago to $437 million
  - Second consecutive year with net debt reduction of over $100 million while continuing to invest in the business
  - Acceptable Leverage Ratio ~ 2.0x - 2.25x (Bank-defined); well below maximum allowable ratio of 3.5x

Balance Sheet $ millions	FY 2013	FY 2012	FY 2011
Cash	$ 153	$ 152	$ 184
Short Term Borrowings	25	32	65
Credit Facility	155	169	463
Net Bank Debt	$ 27	$ 49	$ 344
LT Senior Notes	275	275	
Deferred Acquisition Obligations	135	214	299
Total Net Debt	**$ 437**	**$ 538**	**$ 643**

3-Year Cash Deployment = $1 billion
(Cash from Operations = $832m plus Net Debt increase =$164m)


55%
(33% upfront; 22% deferred)
Acquisitions
5%
Other Financing Activities[1]
5%
Dividends
8%
Co-Investment
27%
CapEx (primarily IT)

[1] Other Financing Activities include debt issue costs and share activity related to taxes on stock awards

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Full Year 2013 Real Estate Services Revenue ($ in millions; % change in local currency over Full Year 2012) Leasing $879.3 6% $2715.7% $178.9 (6%) $1,329.7 5% Capital Markets and Hotels & Hospitality $217.3 29% $333.3 41% $157.8 53% $708.4 40% Project & Facility Management – Fee $407.5 14% $192.6 12% $347.6 15% $947.7 14% Gross Revenue $518.4 20% $240.4 34% $440.7 18% $1,199.5 22% Property & Development Services – Fee $187.7 4% $117.4 9% $67.3 6% $372.4 6% Gross Revenue $188.9 4% $274.2 22% $92.3 19% $555.4 15% Advisory, Consulting & Other $114.2 7% $203.7 8% $96.0 15% $413.9 9% Total RES Operating Fee Revenue $1,806.0 10% $1,118.5 17% $847.6 14% $3,772.1 12% Gross Revenue $1,918.1 12% $1,323.1 22% $965.7 17% $4,206.9 16% Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. 15

Americas Real Estate Services 2013 Fee Revenue Operating Income Operating Income Margin EBITDA EBITDA Margin $1.8B $184M 10.2% $229M 12.7% Gross revenue : $1.9B 2012 $1.6B $167M 10.2% $209M 12.7% FY 2013 Performance Full-year fee revenue up 10% from 2012 29%, Largest and growth Property in Capital & Facility Markets Management, & Hotels, up up 14% on a fee revenue basis Operating income margin calculated on a fee revenue 2012; Q4 basis 2013 was margin 10.2%, of 14.7%, consistent up 60 with basis points over Q4 2012 2013 Revenue Contribution United States 89% 2% 2% Brazil 5% 2% Canada Mexico Other Americas Note: Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue. 16

EMEA Real Estate Services 2013 Fee Adj. Operating Income Adj. Operating Income EBITDA EBITDA Margin $ Revenue 1.1B $92M 8.2% Margin $110M 9.8% Gross revenue : $1.3B 2012 $952M $59M 6.2% $76M 8.0% FY 2013 Performance Full-year fee revenue up 17% from 2012 by Revenue the UK, growth Germany, broad France, -based Russia for the and year, the led Netherlands Adjusted operating income margin calculated on with a 6.2% fee revenue in 2012 basis was 8.2% compared 2013 Revenue Contribution France 16% Germany 12% Russia 4% 5% Spain 4% Netherlands 41% 3% Belgium U.K. 2% 2% Italy 11% MENA Other EMEA Note: Operating income has been adjusted to exclude $2 and $5 million of King Sturge intangibles amortization in 2013 and 2012, respectively. Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue. 17

Asia Pacific Real Estate Services 2013 Fee Operating Income Operating Income EBITDA EBITDA Margin $Revenue 848M $77M 9.1% Margin $90M 10.6% Gross revenue : $966M 2012 $781M $65M 8.4% $78M 10.0% FY 2013 Performance Full-year fee revenue up 14% from 2012 15% Property from & continued Facility Management market share fee gains; revenue Capital up performance Markets & Hotels above demonstrated market volumes strong revenue Operating basis income was margin 9.1%, compared calculated with on a 8 fee .4% in 2012 2013 Revenue Contribution Greater China (inc. Hong Kong) 30% 12% India 11% Japan 28% Australia 8% 3% 6% 2% Singapore Thailand Other Asia New Zealand Note: Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue. 18

LaSalle Investment Management 2013 Fee Operating Income Operating Income EBITDA EBITDA Margin $Revenue 286M $68M 23.7% Margin $70M 24.4% 2012 $285M $72M 25.2% $74M 25.9% FY 2013 Performance Winning new mandates and clients while selling vintage funds for investor performance and JLL equity earnings Advisory fee outlook remains stable for 2014 with longer-term growth potential from capital deployment Strong equity earnings in 2013; current expectation is for reduced level of equity earnings in 2014 Q4 2013 Assets Under Management ($ in billions) U.K. $15.1 Public Continental $4.8 Europe Securities $10.4 $4.8 $12.5 North America Asia Pacific Q4 2013 AUM = $47.6B Note: AUM data reported on a one-quarter lag. 19

Appendix

JLL Property Clocks℠


Asia Pacific
EMEA
Americas
Leasing Values
as of Q4 2013
Rental value growth slowing
Rental values falling
Rental value growth accelerating
Rental values bottoming out
Mexico City
Amsterdam, Johannesburg
Toronto
Stockholm
Berlin, Moscow
Houston
San Francisco
Frankfurt
Sao Paulo
Dallas
Seoul
London
Boston
Tokyo
Los Angeles
New York
Mumbai,
Istanbul, Dubai
Singapore
Shanghai
Brussels, Madrid
Sydney, Chicago
Paris, Milan
Beijing
Hong Kong
Washington DC
Capital Values
as of Q4 2013
Capital value growth slowing
Capital values falling
Capital value growth accelerating
Capital values bottoming out
Mexico City
Singapore,
Chicago, Toronto,
Washington DC
Hong Kong
Boston, Los Angeles,
Berlin, Stockholm
Sydney, New York,
Frankfurt
Houston,
San Francisco,
Moscow
Dallas
Seoul
London
Sao Paulo
Tokyo
Mumbai
Brussels
Shanghai
Madrid
Milan
Paris
Beijing
Amsterdam

Source: Jones Lang LaSalle

JLL

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Consolidating industry leads to JLL opportunity Strategic Align with G5 strategy Enhance service delivery for clients Cultural alignment Meet financial goals Transformative Results The Staubach Company King Sturge Meghraj Trinity Funds Management Strategy Establish leading U.S. Strengthen local market Augment India corporate Gain scale and local market tenant rep scale, particularly in the UK business with leading local credibility in Australia position presence for LaSalle Purchase $613 million £197 million $60 million A$9 million Price Payment 36% upfront; 50% upfront; 50% upfront: 100% upfront Structure 64% deferred over 5 50% deferred over 5 years 50% deferred over 5 years years EBITDA 8.0x notional, 7.5x notional, 7.5x 4.0x multiple 7.0x on PV basis 7.0x on PV basis Financial Profit growth to shareholders Neutral to accretive EBITDA multiples EPS accretive within 12-18 months Maintain investment grade strength 22

Q4 2013 Real Estate Services Revenue ($ in millions; % change in local currency over Q4 2012) Leasing $296.7 7% $103.6 21% $68.5 (4%) $468.8 8% Capital Markets and Hotels & Hospitality $78.6 32% $129.1 33% $59.0 59% $266.7 38% Projet & Facility Management – Fee $133.5 25% $61.1 31% $96.1 17% $290.7 23% Gross Revenue $169.8 35% $87.9 82% $128.5 28% $386.2 40% Property & Development Services – Fee $59.3 16% $36.3 16% $18.6 6% $114.2 14% Gross Revenue $59.6 16% $93.7 40% $25.3 5% $178.6 25% Advisory, Consulting & Other $36.3 15% $77.5 14% $29.0 15% $142.8 15% Total RES Operating Fee Revenue $604.4 15% $407.6 24% $271.2 16% $1,283.2 15% Gross Revenue $641.0 17% $491.8 35% $310.3 20% $1,443.1 23% Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. 23

Full Year 2013 Real Estate Services Revenue ($ in millions; % change in USD over Full Year 2012) Leasing $879 6% $271.5 9% $178.9 (10%) $1,329.7 4% Capital Markets and Hotels & Hospitality $217.3 29% $333.3 42% $157.8 44% $708.4 38% Property & Facility Management – Fee $407.5 14% $192.6 12% $347.6 9% $947.7 11% Gross Revenue $518.4 19% $240.4 34% $440.7 11% $199.5 18% Project & Development Services – Fee $187.7 3% $117.4 10% $67.3 0% $372.4 5% Gross Revenue $188.9 3% $274.2 25% $92.3 11% $555.4 14% Advisory, Consulting & Other $114.2 7% $203.7 8% $96.0 11% $413.9 8% Total RES Operating Fee Revenue $1,806.0 10% $1,118.5 17% $847.6 9% $3,772.1 10% Gross Revenue $1,918.1 11% $1,323.1 23% $965.7 10% $4,206.9 15% Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. 24

Fee revenue / expense reconciliation

- Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily
- Margins diluted as gross-accounting requirements increase revenue and costs without corresponding profit
- Business managed on a "fee" basis to focus on margin expansion in the base business

($ in millions)		Q4 2013	Q4 2012	FY 2013	FY 2012
Consolidated Revenue		$ 1,509.4	$ 1,248.7	$4,461.6	$3,932.8
Consolidated Operating Expenses		1,313.6	1,097.8	4,092.8	3,643.4
Adjusted Operating Income Margin		13.3%	13.2%	8.7%	8.6%
Gross Contract Costs:					
Americas	Property & Facility Management	36.3	20.2	110.9	76.2
	Project & Development Services	0.3	0.2	1.2	0.8
	Total Gross Contract Costs	36.6	20.4	112.1	77.0
EMEA	Property & Facility Management	26.8	1.9	47.8	7.5
	Project & Development Services	57.4	34.0	156.8	113.3
	Total Gross Contract Costs	84.2	35.9	204.6	120.8
Asia Pacific	Property & Facility Management	32.4	19.4	93.1	78.5
	Project & Development Services	6.7	7.6	25.0	16.3
	Total Gross Contract Costs	39.1	27.0	118.1	94.8
Consolidated Fee Revenue		$ 1,349.5	$ 1,165.4	$4,026.8	$3,640.2
Consolidated Fee-based Operating Expenses		$ 1,153.7	$ 1,014.5	$3,658.0	$3,350.8
Adjusted Operating Income Margin ("fee"-based)		14.8%	14.1%	9.7%	9.3%

Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges are excluded from operating expenses. Restructuring and acquisition charges as well as intangible amortization related to the King Sturge acquisition are excluded from operating expenses when calculating adjusted operating income margin.

JLL

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Reconciliation of GAAP net income to adjusted net income and calculations of earnings per share Three Months Ended Twelve Months December 31, Ended December ($ in millions) 2013 2012 2013 2012 GAAP Net income attributable to common $ 147.2 $ 106.8 $ 269.5 $ 207.6 shareholders Shares (in 000s) 45,146 44,954 45,072 44,799 GAAP earnings per share $ 3.26 $ 2.38 $ 5.98 $ 4.63 GAAP Net income attributable to common $ 147.2 $ 106.8 $ 269.5 $ 207.6 shareholders Restructuring and acquisition charges, net 2.6 9.8 13.7 34.1 Intangible amortization, net 0.4 0.5 1.6 3.7 Adjusted net income $ 150.2 $ 117.1 $ 284.8 $ 245.4 Shares (in 000s) 45,146 44,954 45,072 44,799 Adjusted earnings per share $ 3.33 $ 2.60 $ 6.32 $ 5.48 26

Reconciliation of GAAP operating income to adjusted operating income and net income to adjusted EBITDA Three Months Ended Twelve Months Ended December 31, December 31, ($ in millions) 2013 2012 2013 2012 Operating Income $ 195.8 $ 150.9 $ 368.8 $ 289.4 Restructuring and acquisition charges 3.6 13.0 18.3 45.4 Intangible amortization 0.6 0.6 2.2 4.9 Adjusted Operating Income 200.0 164.5 389.3 339.7 GAAP Net income $ 147.5 $ 107.3 $ 273.4 $ 208.8 Interest expense, net of interest income 8.1 10.3 34.7 35.2 Provision for income taxes 50.4 34.7 92.1 69.3 Depreciation and amortization 20.9 20.1 79.8 78.8 EBITDA $ 226.9 $ 172.4 $ 480.0 $ 392.1 Restructuring and acquisition charges 3.6 13.0 18.3 45.4 Adjusted EBITDA $ 230.5 $ 185.4 $ 498.3 $ 437.5 27

Forward-looking statements Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of JLL to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2013 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Statements speak only as of the date of this presentation. JLL expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events. © Jones Lang LaSalle IP, Inc. 2014. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc. 28